Filed under Rules 497(e) and 497(k)
Registration No. 333-11283

SunAmerica Series, Inc.

AIG Focused Dividend Strategy II Fund

(the “Fund”)

Supplement dated April 1, 2019

to the Fund’s Summary Prospectus and Prospectus dated

February 28, 2019, as supplemented and amended to date

Effective immediately, in the section of the Summary Prospectus entitled “Fees and Expenses of the Fund,” the first sentence of footnote 1 to the table is deleted in its entirety and replaced with the following:

Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (“CDSC”) on redemptions made within one year of purchase.

In the section of the Prospectus entitled “Shareholder Account Information – Calculation of Sales Charges,” the paragraph under the heading “Investments of $1 million or more” is deleted in its entirety and replaced with the following:

Investments of $1 million or more: Class A shares are offered with no front-end sales charge with respect to investments of $1 million or more. However, a 1% CDSC is imposed on any shares you sell within one year of purchase.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP-040119_S5118FD2_2-19 SUP-040119_FD2SP_2-19